                                                                    EXHIBIT 10.9

                                                                    CONFIDENTIAL

[REDACTED] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND THE WORD "REDACTED", HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

As of June 13, 2005

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

US Airways, Inc.
2345 Crystal Drive
Arlington, VA 22227

America West Holdings Corporation
111 West Rio Salado Pkwy.
Tempe, Arizona 85281

America West Airlines, Inc.
111 West Rio Salado Pkwy.
Tempe, Arizona 85281

General Electric Capital Corporation
c/o GE Commercial Aviation Services LLC
201 High Ridge Road
Stamford, CT 06927-4900

Re: Master Merger Memorandum of Understanding ("Merger MOU") among US Airways, Inc. (including, as the context may require, as reorganized pursuant to the Bankruptcy Code, "US Airways"), US Airways Group, Inc. (including, as the context may require, as reorganized pursuant to the Bankruptcy Code, "Group"), America West Holdings Corporation ("Holdings"), America West Airlines, Inc. ("AWA"), General Electric Capital Corporation, acting through its agent GE Commercial Aviation Services LLC ("GECC"; and together with GE Commercial Aviation Services LLC ("GECAS"), GE Engine Services, Inc. and GE Engine Services - Dallas, LP (collectively, "GE Engine Services"), and General Electric Company, GE Transportation Component ("GEAE") and their respective affiliates, the "GE Entities")/Amendment to Original MOU (as hereinafter defined)

Ladies and Gentlemen:

This Merger MOU, when countersigned by the respective parties, shall set forth our understanding with respect to the restructuring of certain of the indebtedness and obligations of US Airways and Group to the GE Entities, and the restructuring of certain of the indebtedness and obligations of Holdings and AWA to the GE Entities, both in connection with that certain merger transaction described in the Agreement and Plan of Merger filed on May 20, 2005 with the Bankruptcy Court as defined below (the "Merger"), which understanding was reached in separate negotiations with each of such respective parties in connection with the related matters contained herein.

I.   Relationship to Original MOU

Reference is made to the Amended and Restated Master Memorandum of Understanding, dated as of November 24, 2004 (as amended prior to the date hereof, the "Original MOU"), among US Airways, Group and the GE Entities. Terms used herein and in the Supplemental Merger Term Sheets (as defined below) and not otherwise defined have the meanings given to them in the Original MOU.

The parties hereto agree that the Original MOU remains in effect and operative in connection with the Merger and that this Merger MOU shall be interpreted as being supplemental to the Original MOU, with the result that the Phase II Transactions and the Exit Transactions as described in the Original MOU, as supplemented hereby, shall continue to be implemented in the manner provided by the Original MOU except as otherwise expressly provided to the contrary herein. In accordance with the foregoing statement of intent concerning the supplementary nature of this Merger MOU to the Original MOU, the parties hereto agree that the Original MOU and this Merger MOU shall be interpreted to the maximum extent possible in a manner that reconciles any inconsistencies between them; provided, however, that, in the event of a direct irreconcilable conflict between the Original MOU and this Merger MOU, the terms of this Merger MOU shall control. In furtherance of the foregoing, the Global Events of Default stated in the Original MOU are hereby deleted in their entirety and replaced with each of the Merger Events of Default hereunder and, accordingly, each Merger Event of Default hereunder shall constitute a Global Event of Default under the Original MOU and in each document referencing the Original MOU.

II. Supplemental Terms regarding the Original MOU to provide for Certain Additional Restructuring Transactions.

A.   US Airways and AWA Lease and Finance Arrangements

In conjunction with the bankruptcy proceedings of Group and certain of its subsidiaries (including US Airways) under Chapter 11, Title 11 of the United States Code (the "Chapter 11 Case") commenced on September 12, 2004 (the "Petition Date") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court"), and in conjunction with the Merger, US Airways and AWA wish to obtain and GECAS is willing to provide (both during the Chapter 11 Case and upon the effective date of a plan of reorganization ("Plan of Reorganization") confirmed by the Bankruptcy Court (the "Emergence" and "Emergence Date", as the case may be) that provides for the Merger and other transactions contemplated hereby in accordance with this Merger MOU, and both prior to the closing of the Merger and upon closing of the Merger as provided herein) the following transactions to supplement the Phase II Transactions and Exit Transactions contemplated by the Original MOU: (i) certain lease modifications to shorten the terms of various leases with respect to certain GECC aircraft leased to US Airways, and with respect to certain GE Entities' aircraft leased to AWA, and certain related lease amendments, as described in Exhibit A; (ii) certain acknowledgments regarding the existing bridge facility to US Airways from a GE Entity and certain lease modifications related to the rent under various leases, as described in Exhibit B; (iii) certain arrangements in respect of regional jet leases and financings with US Airways, as described in Exhibit C; (iv) certain modifications to the financing provided by GE Entities to AWA in respect of Spare Parts, as described in Exhibit D; (v) certain amendments to the Phase II Transactions between GECAS and US Airways, as described in Exhibit E; and (vi) certain modifications with respect to certain of the contracts between US Airways and GE Engine Services and GEAE, as described in Exhibit F.

B.   General Conditions

Each of the transactions and modifications described herein is to occur, together with the Phase II Transactions and Exit Transactions described in the Original MOU, as supplemented hereby, pursuant to the terms and conditions set forth in the following applicable term sheets attached as Exhibits A through F (each, a "Supplemental Merger Term Sheet" and, collectively, the "Supplemental Merger Term Sheets"). Certain of the transactions and modifications described in the Supplemental Merger Term Sheets are scheduled to take effect as described therein prior to the Emergence Date and the closing of the Merger (the "Pre-Merger Transactions"); and others are scheduled to take effect upon or after the Emergence Date and the closing of the Merger as described in the attached Supplemental Merger Term Sheets (the "Merger Transactions" and, together with the Pre-Merger Transactions, the Phase II Transactions and the Exit Transactions, the "Restructuring Transactions").

The parties further acknowledge and agree that (i) the Restructuring Transactions contemplated in this Merger MOU and the Original MOU are comprised of several separate interrelated transactions (each of which is individually described in its respective Term Sheet), and (ii) each Pre-Merger Transaction, Merger Transaction, Phase II Transaction and Exit Transaction is expressly conditioned upon the consummation of every other Pre-Merger Transaction, Merger Transaction, Phase II Transaction and Exit Transaction, as applicable. In no event shall any Supplemental Merger Term Sheet be viewed as a stand-alone transaction. Accordingly, each of the transactions and modifications contemplated by the Supplemental Merger Term Sheets must be evidenced by executed definitive agreements in order to effectuate the Restructuring Transactions.

Each of the Pre-Merger Transactions, the Merger Transactions, the Phase II Transactions and the Exit Transactions shall only take effect on the effective dates and, in each case subject to the satisfaction of applicable conditions, for such transactions (whether such conditions are provided for in the schedules to this Merger MOU or in the schedules to the Original MOU or in the applicable Supplemental Merger Term Sheet or Term Sheet); provided, however, that to the extent an individual transaction under any of the Supplemental Merger Term Sheets to this Merger MOU or the Term Sheets to the Original MOU is consummated prior to the Merger and/or the Emergence Date, and without waiving or otherwise affecting any of the other terms and conditions of the Original MOU or the Term Sheets, this Merger MOU or the Supplemental Merger Term Sheets, such transaction shall be effective nevertheless and shall not be reversed or rescinded even if the Merger and/or such emergence does not occur.

Each and every obligation of US Airways or Group to a GE Entity, or of Holdings or AWA to a GE Entity, or to another party where nonperformance of such obligation could impose an obligation on a GE Entity, which may be created under this Merger MOU, the Original MOU and the Supplemental Merger Term Sheets hereunder and the Term Sheets thereunder (such obligations, the "Restructuring Obligations") will be, subject to the last sentence of this paragraph, (i) cross-defaulted to each and every Restructuring Obligation unless such cross-default has specifically been waived by the affected GE Entity or in this Merger MOU or in the Original MOU or in the Supplemental Merger Term Sheets or Term Sheets, as applicable, and (ii) cross-defaulted with the cash collateral order in respect of the existing loan guaranteed by the Air Transportation Stabilization Board (the "ATSB") in accordance with the Air Carrier Guarantee Loan Program (the "ATSB Loan"). Upon Emergence, any agreement between US Airways and/or Group and a GE Entity, or Holdings and/or AWA and a GE Entity, which contains a cross-default to other obligations owing a GE Entity shall be amended to include any obligations of US Airways or AWA, and their affiliates, to a GE Entity, subject to any qualifications and conditions in such cross-default provision. After the Emergence Date and consummation of the Merger, (x) US Airways and Group shall guarantee each and every obligation of Holdings and/or AWA to a GE Entity, or to another party where nonperformance of such obligation could impose an obligation on a GE Entity, existing under any transaction between any GE Entity and Holdings and/or AWA or their respective affiliates (the "AWA Obligations"), (y) Holdings and AWA shall guarantee each and every obligation of Group and/or US Airways to a GE Entity, or to another party where nonperformance of such obligation could impose an obligation on a GE Entity, existing under any transaction between any GE Entity and Group and/or US Airways or their respective affiliates (the "US Airways Obligations," together with the AWA Obligations, the "Obligations"), and (z) to the extent a new holding company is formed in connection with the Merger and survives the Merger ("Newco") it shall guarantee all Obligations. Notwithstanding anything herein to the contrary but without limiting the conditions for any Restructuring Transaction or the effect of a Merger Event of Default or Global Event of Default, prior to the Emergence Date and consummation of the Merger, (i) no default under, or failure to perform, any US Airways Obligation or Restructuring Obligation by US Airways or Group shall give rise to any obligation or liability of Holdings or AWA on account of any such default under or failure to perform such US Airways Obligation or Restructuring Obligation and (ii) no default under, or failure to perform, any AWA Obligation or Restructuring Obligation by Holdings or AWA shall give rise to any obligation or liability of US Airways or Group on account of any such default under or failure to perform such AWA Obligation or Restructuring Obligation.

III. Confidentiality

Each of the parties hereto acknowledges that this Merger MOU and the related Supplemental Merger Term Sheets contain commercially sensitive and proprietary information. Each of the parties agrees to keep this information strictly confidential and agrees to disclose it to no person other than: (A) their respective board(s) of directors; (B) employees working on the subject matter of this Merger MOU; (C) professional advisors advising them concerning the subject matter of this Merger MOU provided that US Airways, Group, Holdings, AWA shall cause such outside professional advisors to keep such information confidential;
(D) the ATSB, provided that US Airways and AWA shall use commercially reasonable efforts to prevent disclosure of such information under the Freedom of Information Act; (E) the Bankruptcy Court during the course of the Chapter 11 Case, provided, however, that no document shall be filed with the Bankruptcy Court unless either there has been obtained prior to the filing thereof an order of the Bankruptcy Court enabling US Airways to file those portions of the documents under seal or portions of such filed documents designated by GECC are redacted, in each case, as GECC shall request in its sole discretion; (F) the professional advisors of the Official Committee of Unsecured Creditors (the "Creditors' Committee"), but only to the extent that designated portions of such material to be disclosed are redacted, in each case, as GECC shall request in its sole discretion, members of the Creditors' Committee, and (G) any potential debtor-in-possession ("DIP") lender and equity investor that is acceptable to GECC and GEAE in terms of permitting disclosure of this Merger MOU and attached Supplemental Merger Term Sheets or information contained herein or therein, provided that such entities shall, in each case prior to disclosure, execute a confidentiality agreement in form and substance acceptable to GECC and GEAE. A written summary of the Restructuring Transaction, approved by GECC in advance of disclosing such summary, may be provided to (i) US Airways', Group's, Holdings' and AWA's labor unions, (ii) any lender, potential lender, or participant that is acceptable to GECC and GEAE in terms of permitting disclosure of this Merger MOU and attached Supplemental Merger Term Sheets or information contained herein or therein, (iii) any material stakeholder in US Airways' and Group's proposed restructuring that is acceptable to GECC and GEAE in terms of permitting disclosure of this Merger MOU and attached Supplemental Merger Term Sheets or information contained herein or therein, (iv) the Creditors' Committee (but only if such summary has been redacted in a manner satisfactory to GECC as provided above) or (v) such other third parties as the parties hereto may mutually agree; provided that such parties described in (i) - (v) above have executed a confidentiality agreement in form and substance acceptable to GECC and GE Engine Services. The parties agree that the terms of this Paragraph will survive any termination, through expiration or otherwise, of the Supplemental Merger Term Sheets that are the subject hereof.

IV.  Binding Obligations and Miscellaneous

Subject to the conditions set forth in Schedule A and Schedule B hereto with respect to the Pre-Merger Transactions and the Merger Transactions, and the conditions in the Original MOU and the Term Sheets thereunder, this Merger MOU and the Supplemental Merger Term Sheets are intended to create binding legal obligations among the parties. Reference is made to the milestones, provisions and events described in Schedule C hereto, with each of which Group and US Airways agree to comply or cause compliance (as the same may be amended, and failure to comply or cause compliance with any of which for any reason whatsoever shall constitute a "Merger Event of Default").

This Merger MOU may not be modified or amended in any manner other than in writing duly executed by or on behalf of all of the parties hereto.

Once this Merger MOU has been countersigned, the parties will proceed to finalize appropriate definitive agreements and to commence the other steps that will be necessary or appropriate to complete the transactions contemplated by the Supplemental Merger Term Sheets herein and in the Original MOU.

This Merger MOU shall be governed by and construed in accordance with the laws of the State of New York, and may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

                            [Signature pages follow.]

IN WITNESS WHEREOF, this Merger MOU was entered into the day and year first above written.

For and on behalf of

US AIRWAYS GROUP, INC.

Name:  /s/ Stephen Morrell
      -------------------------------
Title: Treasurer
       ------------------------------


US AIRWAYS, INC.

Name:  /s/ Stephen Morrell
      -------------------------------
Title: Vice President - Finance and Treasurer
       ------------------------------

AMERICA WEST HOLDINGS CORPORATION


By:    /s/ Derek J. Kerr
    ---------------------------------
Name:  Derek J. Kerr
      -------------------------------
Title: Chief Financial Officer
       ------------------------------


AMERICA WEST AIRLINES, INC.


By:    /s/ Derek J. Kerr
    ---------------------------------
Name:  Derek J. Kerr
      -------------------------------
Title: Chief Financial Officer
       ------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION

Name:  /s/ Keith Helming
       -------------------------------
Title: Vice President
       ------------------------------


GENERAL ELECTRIC COMPANY,
GE TRANSPORTATION COMPONENT

Name:  /s/ Scott Hankins
       -------------------------------
Title: Financing Counsel
       ------------------------------

                                   SCHEDULE A

                        Pre-Merger Transaction Conditions

In addition to the conditions precedent set forth in the Supplemental Merger Term Sheets attached to this Merger MOU, the obligations of each of the parties hereto to consummate each Pre-Merger Transaction shall be subject to the satisfaction (or waiver) of the following conditions precedent on or before the closing date of the applicable Pre-Merger Transaction:

1.   Consummation of each Phase II Transaction.

2. Satisfactory negotiation, review and agreement of definitive documentation, including legal review, for the Phase II Transactions and Pre-Merger Transactions in form and substance acceptable to US Airways and Group, or Holdings and AWA, as applicable, on the one hand and to GECAS, GECC, GE Engine Services, or GEAE, as applicable on the other hand.

3. Bring-down due diligence (including, but not limited to, credit analysis, business review, legal review and review of capital, operating structure (including mainline and regional operations)) respecting Holdings, AWA, US Airways and Group satisfactory to GECAS, GECC, GE Engine Services, or GEAE, as applicable, in their sole discretion.

4. Assumption of all leases and executory contracts as modified in accordance with the Restructuring Transactions with GE Entities on or prior to the earlier of the date provided for assumption of such lease or executory contract in the Supplemental Merger Term Sheets or Emergence.

5. Judicial Order of the Bankruptcy Court approving all transactions related to this Merger MOU, on or before June 30, 2005, which order (a) shall be in form and substance acceptable to GECC in its sole discretion and (b) shall not be subject to an appeal, motion for rehearing or reconsideration or petition for writ of certiorari and the time to file such appeal, motion or petition shall have expired.

6. Payment or reimbursement of all reasonable costs and expenses, including without limitation, reasonable legal fees (including legal fees accruing prior to the Petition Date) of the GE Entities for which invoices have been provided on the earlier of 15 days after being submitted or one business day prior to the closing of the applicable Pre-Merger Transaction. The GE Entities will endeavor to submit invoices on a monthly basis. Except for costs directly related to the removal of AWA Aircraft prior to consummation of the Merger (for which AWA shall be responsible), US Airways/Group shall be responsible for all such costs and expenses.

7.   No Merger Event of Default has occurred and is continuing.

7. No event of default or material breach beyond any applicable notice and cure period under any agreement between Holdings, AWA or any of their affiliates, on the one hand, and any GE Entity, on the other hand (including without limitation, any default arising on account of any cross-default of any lease ) shall have occurred and be continuing other than those expressly waived in writing by a GE Entity.

                                   SCHEDULE B

                          Merger Transaction Conditions

In addition to the conditions precedent set forth in the Supplemental Merger Term Sheets attached to this Merger MOU, the obligations of each of the parties hereto to consummate each Merger Transaction shall be subject to the satisfaction (or waiver) of the following conditions precedent on or before the closing date of the applicable Merger Transaction:

1. Consummation of the Phase II Transactions and each other Pre-Merger Transaction, and concurrent consummation of the Exit Transactions.

2. Satisfactory negotiation, review and agreement of definitive documentation, including legal review, for the Merger Transactions and Exit Transactions in form and substance acceptable to US Airways and Group on the one hand, or Holdings and AWA on the one hand, as applicable, and to GECAS, GECC, GE Engine Services, or GEAE, as applicable on the other hand.

3. Bring-down due diligence (including, but not limited to, credit analysis, business review, legal review and review of capital structure, business plan, regional carrier arrangements, ownership structure, equity ownership, listing and public securities arrangements, exit financing arrangements) respecting Holding, AWA, US Airways and Group satisfactory to GECAS, GECC, GE Engine Services, or GEAE, as applicable, in their sole discretion up to and including the date of confirmation of the Plan of Reorganization and the approved Disclosure Statement (each as approved by GECAS as herein provided).

4. Assumption of all leases and executory contracts as modified in accordance with the Restructuring Transactions with GE Entities on or prior to the earlier of the date provided for assumption of such lease or executory contract in the Supplemental Merger Term Sheets or Emergence.

5. Payment or reimbursement of all reasonable costs and expenses, including without limitation, reasonable legal fees (including legal fees accruing prior to the Petition Date) of the GE Entities for which invoices have been provided on the earlier of 15 days after being submitted or one business day prior to the closing of the applicable Merger Transaction. The GE Entities will endeavor to submit invoices on a monthly basis. Except for costs directly related to the removal of AWA Aircraft prior to consummation of the Merger (for which AWA shall be responsible), US Airways/Group shall be responsible for all such costs and expenses.

6.   No Merger Event of Default has occurred and is continuing.

7. GECAS approval, in its sole discretion, of the merger business plan (including both mainline and regional operations), ownership, capital and governance structures for Holdings, AWA, Group, US Airways and Newco up to and including the date of confirmation of the Plan of Reorganization and the approved Disclosure Statement (each as approved by GECAS as herein provided).

8.   Airbus contribution of at least $100,000,000 in additional liquidity.

9. Final resolution of all ATSB issues, acceptable to GECAS in its sole discretion.

10. At least $500,000,000 of equity commitments for the Merger (which commitments may include a fully committed and underwritten shareholder or creditor equity rights offering).

11. Cross-Guaranties by Group, US Airways, Holdings, AWA and Newco of all Obligations.

13. No event of default or material breach beyond any applicable notice and cure period under any agreement between Holdings, AWA or any of their affiliates, on the one hand, and any GE Entity, on the other hand (including without limitation, any default arising on account of any cross-default of any lease) shall have occurred and be continuing other than those expressly waived in writing by a GE Entity.

14. No material adverse change in the reasonable discretion of GECAS in the business, operations, financial conditions, or prospects of Newco as the merged business of Group, US Airways, Holdings and AWA from that contemplated in the Plan of Reorganization and the Disclosure Statement (each as approved by GECAS as herein provided) since the date of confirmation of the Plan of Reorganization, and Emergence and consummation of the Merger in accordance with such Plan of Reorganization and Disclosure Statement.

                                   SCHEDULE C

                            Merger Events of Default

1. Continued compliance with each of the following milestones during the Chapter 11 Case:

     DATE                 MILESTONE
     ----                 ---------
     June 30, 2005        Judicial order approving the GE Entity transactions
                          under this Merger MOU.

     June 30, 2005        Filing of Plan of Reorganization and substantive
                          Disclosure Statement, each in form and substance as
                          reasonably acceptable to GECAS

     June 30, 2005        Filing of S-4 and other securities filings consistent
                          with the Disclosure Statement.

     July 31, 2005        Judicial order approving AWA's bid to merge with US
                          Airways pursuant to the Merger as the winning bid, in
                          form and substance reasonably acceptable to GECAS.

     August 31, 2005      Final resolution of all ATSB issues, acceptable to
                          GECAS in its sole discretion.

     September 30, 2005   Entry of a final order confirming a Plan of
                          Reorganization, each of which being consistent with
                          the terms of the Restructuring Transactions and
                          reasonably acceptable to GECAS.

     October 31, 2005     Emergence Date and Consummation of the Merger.

2. Continued compliance by US Airways with the following financial covenants (expressed in millions of US dollars):

Month End                    Jun          Jul          Aug         Sept
---------                ----------   ----------   ----------   ----------
Cumulative EBITDAR*      [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
Unrestricted Liquidity   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

----------
*    Measured starting April 2004.

3. No event of default or material breach beyond any applicable notice and cure period under any agreement between US Airways, Group or any of their affiliates, on the one hand, and any GE Entity, on the other hand (including without limitation, any default arising on account of any cross-default or upon the rejection of any lease) shall occur other than those expressly waived in this Merger MOU or in the Original MOU or in the Supplemental Merger Term Sheets or Term Sheets or otherwise in writing by a GE Entity, and Excepted Obligations as currently defined in the 2001 Facility (collectively, the "Excepted Obligations").

4. No continuing default or material breach or the occurrence of any termination event beyond any applicable notice and cure period under the Cash Collateral Order relating to the ATSB Loan, and no material breach or event of default beyond any applicable notice and cure period under any Debtor-in-Possession Facility (in each case, irrespective of whether the ATSB has agreed to waive or forebear exercising rights with respect to such default, breach or termination event), shall occur.

5. No failure to substantially complete the Sale-Leaseback Phase II Transactions by July 1, 2005.

                                    EXHIBIT A

                        AIRCRAFT EARLY REMOVAL TERM SHEET

EXCEPT AS EXPRESSLY SET FORTH IN THE MERGER MOU OR IN THE ORIGINAL MOU, OR IN THE RESPECTIVE SUPPLEMENTAL MERGER TERM SHEETS OR TERM SHEETS ATTACHED THERETO, US AIRWAYS SHALL PERFORM ALL OF ITS OBLIGATIONS UNDER ANY EXISTING AIRCRAFT LEASE CONTRACT OR OTHER AGREEMENT WITH ANY GE ENTITY BOTH DURING THE CHAPTER 11 CASE AND UPON EMERGENCE FROM CHAPTER 11 PURSUANT TO CONSENSUAL 1110 AGREEMENTS EFFECTIVE DURING THE PENDENCY OF DEBTORS' CHAPTER 11 CASES, OR AMENDMENTS TO PRE-PETITION AGREEMENTS; IT BEING AGREED THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS MERGER MOU OR IN THE ORIGINAL MOU, OR IN THE RESPECTIVE SUPPLEMENTAL MERGER TERM SHEETS OR TERM SHEETS ATTACHED THERETO OR ANY ORDERS OF THE BANKRUPTCY COURT APPROVING THE SAME, THE SAME SHALL NOT CONSTITUTE AN ASSUMPTION OF ANY SUCH AGREEMENT OR A POST-PETITION CONTRACT FOR PURPOSES OF, AMONG OTHER THINGS, SECTIONS 365, 503 AND 507 OF THE BANKRUPTCY CODE, BUT SHALL BE SUBJECT TO US AIRWAYS' OBLIGATIONS UNDER THE BANKRUPTCY CODE, INCLUDING, WITHOUT LIMITATION
SECTION 1110 OF THE BANKRUPTCY CODE.

PART I - US AIRWAYS REMOVALS:

Subject to consummation of the Merger or, as applicable, Part III below, the leases between US Airways and the applicable GE Entities in respect of the aircraft described below shall be amended to change the expiry dates of such leases to remove such aircraft from service prior to the current lease expiry date and redeliver such aircraft to the applicable GE Entity without any liability in the nature of rejection claim damages arising therefrom. For any aircraft having a revised expiry date prior to the Milestone Date for Emergence and consummation of the Merger, such aircraft shall nevertheless be redelivered on the revised date, provided that, except as otherwise provided in Part III below, on such date (i) no Merger Event of Default shall have occurred and be continuing and (ii) no public announcement or SEC filing by any of Group, US Airways, Holdings, or AWA, and no applicable government authority announcement, shall have been made to the effect or which has the effect that any significant term or condition of the Merger will not be complied with or met by the applicable Milestone or that a Milestone will not otherwise be met.

11X B734:              11x B734 aircraft single investor leases will be amended
                       to have expiry dates in 2009 on the dates described in
                       Part A-I.1 of Schedule A to this Exhibit A. Any purchase
                       or renewal options shall be deleted. In addition, the
                       leases will be amended to provide the applicable GE
                       Entity an early termination option to remove all or a
                       portion of 5x B734's starting in July 2007 and 6x B734's
                       in 2008, exercisable on or before October 31, 2006 (such
                       early termination dates are set forth in Part A-I.1 of
                       Schedule A to this Exhibit A) unless as of September 30,
                       2006, US Airways has either (i) achieved a corporate
                       credit rating of at least [REDACTED] (not on negative
                       credit watch) or (ii) holds consolidated unrestricted
                       cash of at least [REDACTED] and achieved at least
                       [REDACTED] of the cumulative consolidated EBITDAR for the
                       period from Emergence through September 30, 2006, as set
                       forth in the final disclosure statement, as approved by
                       the Bankruptcy Court in respect of the Plan of
                       Reorganization.

7X B733: 7x B733 aircraft leases will be amended to have lease expiry dates between December 2005 and February 2006, as described in Part A-I.2 of Schedule A to this Exhibit A.
                       GECAS and US Airways hereby agree on the schedule for engine swaps among such 7x B733 aircraft as described in Part A-I.2(a) of Schedule A to this Exhibit A.

6X A319/320            In connection with the closing of the Phase II
                       Transactions, 6x A319/320 leases will be amended to have
                       lease expiry dates between September 2005 and November
                       2005, as described in Part A-I.3 of Schedule A to this
                       Exhibit A.

1X B733 1x B733 (msn [REDACTED]) aircraft on operating lease will be amended to have a lease expiry date of September 1, 2005, as described in Part A-I.4 of Schedule A to this Exhibit A.

1X B733 1x B733 (msn [REDACTED]) aircraft on operating lease has been or will be rejected with the consent of the applicable GE Entity and will be redelivered on or about
                       June 14, 2005, as described in Part A-I.4 of Schedule A to this Exhibit A.

15X B733/SILS          15x B733 aircraft single investor leases as described in
                       Part A-I.5 of Schedule A to this Exhibit A shall be
                       removed from service and redelivered to the applicable GE
                       Entity between July 2005 and February 2006. The existing
                       lessee extension options on 2x of these GE Entity-owned
                       B733 aircraft (msn [REDACTED] and [REDACTED]) will be
                       amended to be

                       one (1) month; all other lessee extension options with respect to the remaining 13x of these GE Entity-owned
                       B733 aircraft will be terminated. Each such expiry date is described in Part II of Schedule A to this Exhibit A.
                       GECAS and US Airways hereby agree on the schedule for engine swaps among such 15x 733 aircraft as described in Part A-I.5(a) of Schedule A to this Exhibit A.


PART II - AWA Removals:

Subject to consummation of the Merger, or, as applicable, Part III below, the leases between AWA and the applicable GE Entity in respect of [REDACTED] aircraft shall be amended to change the [REDACTED] of such leases to remove such aircraft from [REDACTED] and [REDACTED] such aircraft to the applicable GE Entity, as set forth below. For any aircraft having a [REDACTED] prior to the [REDACTED] and consummation of the Merger, such aircraft shall nevertheless be [REDACTED] on the [REDACTED], provided that, except as otherwise provided in
Part III below, on such date (i) no Merger Event of Default shall have occurred and be continuing on such date and (ii) except as provided in Part III below, [REDACTED] shall not have determined in good faith but otherwise in its sole and absolute discretion that there is a material risk that Emergence and consummation of the Merger will not occur by the [REDACTED] therefor, and subject to the relevant GE Entity's rights under such lease and Section 1110 of the Bankruptcy Code.

[REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]

PART III - REDELIVERIES NOT DEPENDANT ON MERGER:

Regardless of whether or not the Merger is consummated or a Merger Event of Default has occurred prior to the date of redelivery, the parties agree that the lease expiry dates for aircraft identified with a "*" on Schedule A or B to this Exhibit A will be amended as described in Part I and II above. [REDACTED].

PART IV - RELATED SPARE ENGINE LEASE EARLY TERMINATIONS:

As a result of the fleet reductions noted above, and so long as US Airways remains in compliance with the sparing ratio set forth in the CFM56-3 Agreement and CFM56-5 Agreement, as applicable, the expiry dates for certain US Airways spare engine leases (contemplated in the Phase II Transaction) shall be amended to terminate early as follows:

CFM56-5B 1 of the CFM56-5B spare engine leased pursuant to the Phase II Transaction, as selected by US Airways on 60 days' prior notice, will expire on or about November
                       2005.

CFM56-3B:              Up to 5x CFM56-3B spare engines leased pursuant to the
                       Phase II Transaction, as selected by US Airways on 60
                       days' prior notice, will be redelivered early by US
                       Airways at the rate of one spare engine for every fifth
                       Boeing 737-300 returned to the applicable GE Entity.

PART V - RELATED REDELIVERY CONDITION LEASE AMENDMENTS.

The applicable GE Entity and US Airways, or AWA and the applicable GE Entity, will amend the leases for certain aircraft to provide for revised redelivery conditions for the following aircraft that are to be removed pursuant to this Exhibit A. The redelivery concession amendments in respect of US Airways aircraft scheduled for redelivery prior to the Milestone Date for Emergence and consummation of the Merger will be effective upon Emergence and consummation of the Merger; it being understood that the relevant GE Entity will permit US Airways to defer compliance with the applicable redelivery conditions to the extent of such concession, and permit US Airways to calculate amounts owed to the applicable lessor utilizing the concession (the obligation of US Airways to pay such concession amount being deferred), until the Milestone Date for Emergence and consummation of the Merger for aircraft scheduled for redelivery prior thereto whereupon if Emergence and consummation of the Merger have not occurred the deferred amounts shall be due and payable and if Emergence and consummation of the Merger shall have occurred they shall be discharged. Except as expressly provided below, all redelivery condition obligations detailed in the respective leases shall otherwise remain in effect.

[REDACTED]             [REDACTED]

US AIRWAYS AIRCRAFT:   For the US Airways Airbus aircraft to be returned between
                       September 2005 and November 2005, pursuant to this
                       Exhibit A, GECAS agrees to limit any payment owed under
                       the maintenance payment formulas at redelivery with
                       respect to engines under the respective leases to an
                       average of [REDACTED] per engine ([REDACTED] in the
                       aggregate).

US Airways and AWA agree that the maximum amount of the redelivery concession to be realized by them, collectively, as a result of the amended redelivery conditions provided herein in respect of the subject aircraft shall be [REDACTED]in the aggregate.(1)

----------
(1) Anything herein to the contrary notwithstanding, AWA, but not US Airways, shall be entitled to realize any redelivery concessions, subject to the collective maximum aggregate amount of [REDACTED] thereof, associated with any AWA aircraft redelivered pursuant to Part III above.

Once such aggregate amount has been reached, then US Airways and/or AWA shall pay and otherwise perform all redelivery requirements in full when due. [REDACTED]. The redelivery concession amount is to be confirmed upon redelivery of each applicable aircraft and a running total of the aggregate amount of the redelivery concessions shall be maintained.

Prior to Emergence, any redelivery payments payable by any applicable GE Entity to US Airways will first be netted against any redelivery payments payable to any applicable GE Entity from US Airways, and, subject to the provisions of the first paragraph of this Part V, any net balance remaining after such netting will be refunded to US Airways upon Emergence and consummation of the Merger, provided that there is no Merger Event of Default.

                             SCHEDULE A TO EXHIBIT A

                         US Airways Early Removal Dates

Part A-I.1

                                     Early Termination
   Tail#         MSN      A/C Type      Expiry Date*     Return Date
----------   ----------   --------   -----------------   -----------
[REDACTED]   [REDACTED]    737-400         7/15/07           6/2/09
[REDACTED]   [REDACTED]    737-400        10/15/07          12/2/09
[REDACTED]   [REDACTED]    737-400        11/15/07           9/2/09
[REDACTED]   [REDACTED]    737-400        11/15/07           6/2/09
[REDACTED]   [REDACTED]    737-400        12/15/07           7/2/09
[REDACTED]   [REDACTED]    737-400         1/15/08           9/2/09
[REDACTED]   [REDACTED]    737-400         2/15/08           8/2/09
[REDACTED]   [REDACTED]    737-400         3/15/08          9/17/09
[REDACTED]   [REDACTED]    737-400         4/15/08         10/21/09
[REDACTED]   [REDACTED]    737-400         5/15/08         10/29/09
[REDACTED]   [REDACTED]    737-400         6/15/08          10/6/09

* US Airways shall have the right to swap aircraft and early termination dates within 90 days after the applicable GE Entity's exercise of the early termination option, and advise GECAS of any swaps of engines on such aircraft within such 90 day period so long as such engines meet the redelivery requirements.

Part A-I.2

   Tail#         MSN      A/C Type   Return Date
----------   ----------   --------   -----------
[REDACTED]   [REDACTED]   B737-300     12/1/05
[REDACTED]   [REDACTED]   B737-300      2/1/06
[REDACTED]   [REDACTED]   B737-300      2/1/06
[REDACTED]   [REDACTED]   B737-300     1/15/06
[REDACTED]   [REDACTED]   B737-300     1/15/06
[REDACTED]   [REDACTED]   B737-300     1/15/06
[REDACTED]   [REDACTED]   B737-300     1/15/06

Part A-I.2(a)

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

Part A-I.3

   Tail#         MSN      A/C Type   Return Date
----------   ----------   --------   -----------
[REDACTED]   [REDACTED]   A319-200     9/30/05
[REDACTED]   [REDACTED]   A319-200     11/1/05
[REDACTED]   [REDACTED]   A320-200     10/1/05
[REDACTED]   [REDACTED]   A320-200     10/1/05
[REDACTED]   [REDACTED]   A320-200     11/1/05
[REDACTED]   [REDACTED]   A320-200     11/1/05

Part A-I.4

   Tail#         MSN      A/C Type   Return Date
----------   ----------   --------   -----------
[REDACTED]   [REDACTED]   B737-300     6/14/05
[REDACTED]   [REDACTED]   B737-300      9/1/05

Part A-I.5

   Tail#         MSN      A/C Type   Return Date
----------   ----------   --------   -----------
[REDACTED]   [REDACTED]   B737-300       1/7/06
[REDACTED]   [REDACTED]   B737-300      2/10/06
[REDACTED]   [REDACTED]   B737-300       2/7/06
[REDACTED]   [REDACTED]   B737-300      1/30/06
[REDACTED]   [REDACTED]   B737-300      1/31/06
[REDACTED]   [REDACTED]   B737-300       7/5/05
[REDACTED]   [REDACTED]   B737-300     12/10/05
[REDACTED]   [REDACTED]   B737-300     10/28/05
[REDACTED]   [REDACTED]   B737-300     10/15/05
[REDACTED]   [REDACTED]   B737-300     11/14/05

   Tail#         MSN      A/C Type   Return Date
----------   ----------   --------   -----------
[REDACTED]   [REDACTED]   B737-300     12/10/05
[REDACTED]   [REDACTED]   B737-300     10/17/05
[REDACTED]   [REDACTED]   B737-300      12/9/05
[REDACTED]   [REDACTED]   B737-300     11/14/05
[REDACTED]   [REDACTED]   B737-300     12/10/05

Part A-I.5(a)

 [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
-----------   ----------   ----------   ----------   ----------
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]*   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]    [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

----------
*    [REDACTED]

                             SCHEDULE B TO EXHIBIT A

                             AWA Early Removal Dates

                                   [REDACTED]

                                    EXHIBIT B

                US AIRWAYS AIRCRAFT RENTAL AMENDMENTS TERM SHEET

BRIDGE FACILITY   No change to the Bridge Facility described in Exhibit E to the
                  Original MOU.

BOEING AIRCRAFT   US Airways and GECC shall implement the "true-up" payment as provided in Part 2 of Exhibit A to the Original MOU,
                  determined as of June 30, 2005, in satisfaction of all then remaining rental payment obligations on account of the 15 x
                  B733 and 10 x B752 SIL Aircraft through said date, and shall thereupon amend the leases relative to such Boeing SIL
                  Aircraft and the 11 x B734 SIL Aircraft (collectively, the
                  "Boeing SIL Aircraft Leases") to provide for payment of
                  rentals from and after July 1, 2005 at the post-Emergence Date levels referenced in the Original MOU, and specifically in respect of the 11x B734 SILs, at the rate of [REDACTED] per month. The lease amendments will further provide that the
                  difference between the current rental payment under the Boeing
                  SIL Aircraft Leases and such reduced rental payment (the
                  "Deferred Rent") will be treated as hereinafter provided.
                  Except as provided below, US Airways will not be required to provide any lump sum cash or Convertible Notes in respect of the B734 SIL rent reduction as previously provided for in the
                  B737-400 SIL Restructure Option pursuant to the Original MOU.
                  The assumption of the Boeing SIL Aircraft Leases, as modified and amended by, and subject to, the provisions of this Exhibit
                  B to the Merger MOU, shall be approved by the Bankruptcy Court no later than June 30, 2005, and only return conditions, rents through the later of the Emergence Milestone Date (as it may be extended by mutual agreement) or return of the Aircraft, and Deferred Rents shall be entitled to administrative
                  priority pursuant to Section 503(b)(1)(A) and 507(a)(i) of the
                  Bankruptcy Code; if the Merger is not consummated by the
                  Milestone Date for Emergence and consummation of the Merger, the terms of such Boeing SIL Aircraft Leases, including rents
                  (including amounts and payment dates, with US Airways being given credit for any payments previously made), return
                  conditions and expiry dates shall be the original terms set forth in such Boeing SIL Aircraft Leases, subject to the
                  limitation on administrative claims described above, and US
                  Airways shall have the benefit of the provisions of the
                  Original MOU in respect of the Boeing SIL Aircraft, subject to the terms and conditions therein.

CRJ AIRCRAFT      Rents on 23x CRJ200 aircraft on lease from the applicable GE
                  Entities to US Airways will be restructured so that the
                  quarterly rents of each aircraft will be reduced to [REDACTED]
                  per quarter (for existing 14x CRJ-200 SILs as described in
                  Part I of Schedule A to this Exhibit B) and [REDACTED] per quarter (for 9x CRJ-200 aircraft subject to the Phase II
                  Transaction as described in Part II of Schedule A to this
                  Exhibit B) for a period of 30 months post Emergence and
                  consummation of the Merger. The deferred amount will be added to the rents payable over the 24 month period immediately
                  following the 30 month deferral period such that applicable GE
                  Entities' lease economics are maintained. The 14x existing
                  CRJ-200 SILs will be extended by 3 months each. This lease restructuring is subject to manufacturer's consent and
                  continuation of manufacturer support. Permanent long term
                  leases for 16x CRJ aircraft (9x CRJ-200s, and 7x CRJ-700s
                  post-petition leases as described in Part III of Schedule A to this Exhibit B) shall be entered into on or before July 29,
                  2005 ("Permanent RJ Leases"). Each Permanent RJ Lease will be a post-petition agreement, but only rent payable through the later of the Emergence Milestone Date (as the parties may
                  agree to extend it) or the return of the Aircraft and return condition obligations shall be afforded administrative expense status, and all other claims under such lease, including any rejection damage claims, shall be unsecured pre-petition
                  claims.

                             SCHEDULE A TO EXHIBIT B

                                     PART I

[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]

                                     PART II

[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]

                                    PART III

[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]

                                    EXHIBIT C

                   REGIONAL JET LEASE TRANSACTIONS TERM SHEET

EXISTING RJ             Any future RJ lease commitments directly to US Airways,
LEASE COMMITMENT        as described in Exhibit B to the Original MOU are
                        eliminated, whether or not the Merger is consummated.

THIRD PARTY EMB LEASE   The applicable GE Entities will provide single investor
COMMITMENT              or operating leases to third party carriers acceptable
                        to GECAS for 10x EMB-170/190/195 aircraft delivering
                        between 2007 and 2008 on a schedule and on terms to be
                        agreed and acceptable to GECAS, conditional on
                        manufacturer support and order stream relief to be
                        acceptable to GECAS and agreed with the manufacturer and
                        on the third party carrier meeting certain financial
                        tests to be agreed and acceptable to GECAS. [REDACTED].

3X EMB-170 LEASES       The applicable GE Entities will provide single investor
                        or operating leases to Republic Airways for 3x already
                        produced EMB-170 aircraft on terms to be agreed,
                        conditional on manufacturer support and order stream
                        relief to be acceptable to GECAS and separately agreed
                        with the manufacturer, [REDACTED].

15X EMB CONSENT TO      The applicable GE Entities to consent to assignment of
LEASE ASSIGNMENT        up to 15x EMB-170 leases to Republic with acceptable US
                        Airways backstop from Republic-US Airways Jet Service
                        Agreement, and subject to manufacturer consent and
                        continuation of manufacturer support, [REDACTED].

                                    EXHIBIT D

                         AWA SPARE ENGINE AND PARTS LOAN

                                   [REDACTED]

                                    EXHIBIT E

                      PHASE II SALE-LEASEBACK TRANSACTIONS

SPARE ENGINE            As per the Exhibit C of the Original MOU and
SALE-LEASEBACKS         irrespective of whether or not the Merger is
                        consummated, purchase prices for each of the fourteen
                        (14) CFM56-3B2 engines to be purchased by the applicable
                        GE Entity and leased-back to US Airways will be reduced
                        by [REDACTED] ([REDACTED] in the aggregate) to reflect
                        GECAS's estimate of the current condition of each
                        engine. For all of the CFM56-3B2 Spare Engines pursuant
                        to the Phase II Transaction, US Airways shall receive a
                        [REDACTED] per engine ([REDACTED] in the aggregate)
                        maintenance adjustment payment from the applicable GE
                        Entity at redelivery of each CFM56-3B Spare Engine
                        payable under the terms of the lease.

2001 CREDIT AGREEMENT   GECC agrees to defer the May 16, 2005 2001 Loan
                        amortization payment (but not the interest then due,
                        which has been paid) of [REDACTED] to June 17, 2005.

RESTATED 2001 CREDIT    The 2001 Credit Agreement shall be amended and restated
AGREEMENT               (the "Restated 2001 Credit Agreement"), as described in
                        Part I of Exhibit D to the Original MOU. If the Merger
                        is consummated, scheduled amortization on the Restated
                        2001 Credit Agreement will be amended to provide that
                        amortization will begin in September 2006 (rather than
                        September 2005) with quarterly principal payments of:

                        [REDACTED]

                        [REDACTED]

                        [REDACTED]

                        If the Merger is not consummated, then the amortization of Restated 2001 Credit Agreement shall be as set forth in Part I of Exhibit D to the Original MOU.

                        US Airways may sell all of the 4x CRJ700 aircraft (to be collateral for the Restated 2001 Credit Agreement) and GECC will release the liens on such aircraft with an early principal repayment on the Loan outstanding under the Restated 2001 Credit Agreement of [REDACTED]

                        (reduced ratably to reflect any principal repayments).

                                    EXHIBIT F

May 19, 2005

US Airways, Inc.
US Airways Group, Inc.
America West Airlines, Inc.

Re:  (i)  CFM56-3 Engine Maintenance Agreement (ESI-96-222G) between US Airways,
          Inc. ("US Airways") and GE Engine Services, Inc. ("GEES") (as amended, the "CFM56-3 Agreement");

     (ii) CFM56-5 Engine Maintenance Agreement (ESI-97-0084W) between US Airways and GEES (as amended, the "CFM56-5 Agreement");

     (iii) CF6-80C2 Engine Maintenance Agreement (ESI-96-610I) between US Airways and GEES (as amended, the "CF6-80C2 Agreement," and together with the CFM56-3 Agreement and the CFM56-5 Agreement, the "US Airways Agreements");

     (iv) Rate Per Engine Hour Management Agreement (Contract No. S-970611) between America West Airlines, Inc. ("America West") and GE Engine Services--Dallas, LP ("GEES--Dallas") (as same has been or may be amended, the "AWA Agreement," and together with the US Airways Agreements, the "Agreements")

Gentlemen/Ladies:

This term sheet is being entered into in connection with the proposed merger of US Airways and America West (such merger being referred to as the "Merger"), and in connection with the pending cases of US Airways, US Airways Group, Inc. ("Group") and certain of their affiliates (the "Chapter 11 Case") under Chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") that were commenced on September 12, 2004 (the "Petition Date") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court"), and with reference to the MOU (as defined below) to which this term sheet will be attached. The following sets forth the understandings that have been reached among US Airways, Group, America West, GEES and GEES--Dallas in relation to the Agreements. Capitalized terms not defined herein have the meanings given those terms in the US Airways Agreements and/or the AWA Agreements, as applicable.

Each of US Airways and America West seek forgiveness of certain obligations arising under their respective Agreements, deferral of other obligations arising thereunder, and certain amendments thereto. GEES and GEES--Dallas are willing to grant such forgiveness, to accept such deferrals and to make such amendments, subject to the terms and conditions contained in this term sheet.

US Airways, acting as debtor-in-possession in the Chapter 11 Case, acknowledges that the US Airways Agreements have been assumed with approval of the Bankruptcy Court under Section 365 of the Bankruptcy Code, subject to the limitations on claims set forth in Exhibit H of the Initial MOU (as defined below), all as provided for in Orders of the Bankruptcy Court entered on December 17, 2004 (Docket No. 1431) and February 4, 2005 (Docket No. 1763), and as set forth in the Omnibus Agreement, effective December 30, 2004, entered into pursuant thereto.

The parties agree as follows:

     1. The provisions of this term sheet, the transactions contemplated herein and the obligations of the parties hereto shall be of no force and effect until satisfaction of each of the following conditions:

          A. No default shall have occurred and be continuing by US Airways or America West under their respective Agreements, or with respect to any other obligation between US Airways, Group or America West and/or any of their respective affiliates, on the one hand, and General Electric Company and/or any of its affiliates (each a "GE Party"), on the other hand, including, but not limited to, the obligations of US Airways, Group, America West and/or the merged airline under this term sheet (the "GE Obligations"), except (a) any payment default that relates solely to a good faith dispute regarding the performance of GEES or GEES--Dallas or any other GE Party under any engine maintenance agreement (including, without limitation, the Agreements) between US Airways, Group or America West or any of their respective affiliates, on the one hand, and GEES or GEES--Dallas or any other GE Party, on the other, (b) any lease payment default that relates solely to a good faith dispute regarding the return of an aircraft past the scheduled or mutually agreed-upon termination of the lease of such aircraft, provided that none of US Airways, America West or any of their respective affiliates is operating such aircraft, and (c) any obligations or defaults that have been forgiven, deferred or waived pursuant to this term sheet, the MOU, the Initial MOU (as defined below), any letter agreement or otherwise, so long as, with respect to any deferral, such payments are made at the time specified in this term sheet, the MOU, the Initial MOU, any such letter agreement or as otherwise agreed by the parties (a "Cross-Default");

          B. US Airways and America West have reached agreements with General Electric Capital Corporation ("GECC") and its affiliates in contemplation of the Merger, which will be evidenced by a Master Memorandum of Understanding to be entered into among America West, US Airways, Group and GECC (acting on behalf of itself and its affiliates) (the "MOU"), reflecting the transactions described in that certain GECC Restructuring Outline of even date herewith;

          C. US Airways, Group and America West, and their respective affiliates shall be in compliance with all of their obligations under the MOU and any other term sheets attached thereto, and all applicable conditions precedent contained in the MOU and any other term sheets attached thereto shall be satisfied;

          D. On or before October 31, 2005, the effective date shall have occurred under US Airways' Chapter 11 plan of reorganization (the "Chapter 11 Plan") under which it (or its successor under the Chapter 11 Plan) continues to operate as an airline; and

          E. The Merger is completed in connection with the Chapter 11 Plan by October 31, 2005.

     2. US Airways, Group and America West shall be jointly and severally responsible for reimbursement of reasonable legal fees paid by GEES and GEES--Dallas to their outside counsel in connection with the negotiation, documentation and implementation of this term sheet, including, but not limited to, drafting of definitive documents. GEES and GEES--Dallas agree to share the same law firms.

     3. The parties intend that this term sheet will be attached to the MOU, which will be submitted for approval by the Bankruptcy Court in the Chapter 11 Case no later than June 30, 2005. This term sheet and each of the transactions contemplated herein shall become effective only upon approval by the Bankruptcy Court pursuant to an order which (a) shall be in form and substance acceptable to GEES and GEES--Dallas, in their sole discretion, and (b) shall not be subject to an appeal, motion for re-hearing or reconsideration, or petition for writ of certiorari, and the time to file such appeal, motion or petition shall have expired. If the MOU and this term sheet are not submitted and approved by the Bankruptcy Court on or before such date, then each of the parties hereto may, at its option, elect not to consummate the transactions described in this term sheet. The parties will undertake to agree upon definitive documents prior to the hearing date, and to execute same promptly upon approval of the MOU and this term sheet, and in no event later than thirty days following such approval. The parties agree that this term sheet and any final agreements resulting from this term sheet will be subject to the confidentiality provisions contained in paragraph 14, below.

     4. In addition to the agreement of GEES to waive removal charges with respect to the Engines identified by serial numbers on Exhibit A hereto, as provided for pursuant to the Initial MOU, defined below, US Airways and America West shall, in accordance with the removal schedule contained in Exhibit B hereto, have the right to remove from their respective Agreements the Engines (including spare Engines, subject to compliance with the spare engine ratio requirements of the Agreements), identified by serial number on Exhibit B hereto (the "Removed Engines") and, subject to the absence of any Cross-Default, GEES and GEES--Dallas shall waive all removal charges owing by US Airways and America West in connection with the removal of the Removed Engines from such Agreements, up to an amount not to exceed [REDACTED] in the aggregate.

     5. US Airways shall, in accordance with the removal schedule contained in Exhibit C hereto, have the right to remove from the CFM56-5 Agreement up to [REDACTED] Engines (comprised of [REDACTED] installed and, subject to compliance with the spare engine ratio requirements of the Agreement, [REDACTED] spare), identified by serial number in such Exhibit C. Reconciliation for Engines removed shall be determined as provided in the CFM56-5 Agreement. The parties agree that all removal credits owed by GEES to US Airways in connection with the Engines removed (in the approximate amount of [REDACTED]) shall be applied to reduce the outstanding balance of the Deferred Charges, in the amount of approximately [REDACTED], owing by US Airways to GEES under the CFM56-5 Agreement, which balance is further evidenced by US Airways' Term Note effective November 24, 2004.

     6. GEES agrees that the Deferred Obligations (as defined in the initial Memorandum of Understanding among the parties thereto dated November 24, 2004, as amended (the "Initial MOU")) in the amount of [REDACTED], owing to GEES by US Airways on the Petition Date, shall be reduced by [REDACTED], which represents the difference between (i) the payment received by GEES from the owner of ESN 722240 following US Airways' lease rejection and abandonment of the Engine in the Chapter 11 Case, and (ii) the not yet invoiced removal charge associated with such Engine (which shall be considered paid). The remaining balance of the Deferred Obligations, in the amount of [REDACTED], shall be paid in installments of [REDACTED] (and interest accrued thereon), due on June 30, 2005, and [REDACTED] (and interest accrued thereon), due on the earlier of the effective date of the Chapter 11 Plan and September 30, 2005.

     7. Following expiration or earlier termination of the CF6-80C2 Agreement, GEES shall have the last right of offer with respect to any engine maintenance agreement for US Airways' CF6-80C2 fleet (whether operated by US Airways or in any combination with America West). In the event that GEES' proposal is competitive with proposals received by US Airways (or the merged airline) from vendors of comparable recognized reputation, then US Airways (or the merged airline) shall enter into an engine maintenance agreement with GEES for this fleet.

     8. The CFM56-5 Agreement shall be extended to a term of [REDACTED] years, terminating [REDACTED], and US Airways shall waive its rights granted in Section 2.6 of Amendment No. 2 to the CFM56-5 Agreement, effective December 30, 2004, to convert to exclusive T&M or terminate the CFM56-5 Agreement on [REDACTED].

     9. In lieu of the existing provisions contained in the CFM56-3 Agreement and the AWA Agreement governing minimum monthly payments, each of the Agreements shall be amended to provide that, for so long as both Agreements remain in effect, the minimum monthly payment on account of accrued Engine flight hours for the two Agreements together shall equal [REDACTED].

     10. In consideration of the concessions offered by GEES and GEES--Dallas as set forth in this term sheet, US Airways, Group and America West agree that in the event that, following the Merger, they proceed to take delivery of up to [REDACTED] firm and [REDACTED] optional [REDACTED] aircraft from Airbus, all as contemplated in the integrated airframe/engine term sheet being entered into among US Airways, Group, America West and Airbus, the aircraft will be equipped with [REDACTED], provided that (i) the GE Parties supply to the merged airline a comprehensive product support package for the [REDACTED] aircraft for a new operator, including customary maintenance cost guarantees, product warranties, performance guarantees, retention guarantees and special guarantees, in each case as may be adjusted for the specific operating characteristics of the merged airline, and (ii) the GE Parties elect, at their option, to fund, arrange or guaranty long-term backstop secured debt financing for [REDACTED] of the Airbus order, as described herein (the "GE Financing"), with Airbus to be responsible for the remaining [REDACTED] share. Terms and conditions of the GE Financing will be substantially the same as contained in Airbus' backstop financing commitment on the date of the GE Parties' notice of election, pari passu. The GE Financing will be subject to a purchase price cap of [REDACTED] per [REDACTED] aircraft (2005 USD) and a purchase price cap of [REDACTED] per [REDACTED] aircraft (2005
          USD) with an escalation cap of [REDACTED] percent per annum to date of delivery and funding. For the sake of clarity, the GE Financing will not include any bridge financing, PDP financing or any other financing, with the sole exception of long-term take-out debt financing secured by the aircraft financed.

          The GE Parties' election to provide the GE Financing may be made in their sole discretion at any time prior to the date which is [REDACTED] months prior to the first day of the scheduled month of delivery of the first [REDACTED] aircraft under the Airbus order (the "Finance Notice Date"). The GE Parties' election will become effective only upon giving of written notice thereof. If the GE Parties elect to provide the GE Financing, then the GE Parties will be responsible for financing of the [REDACTED] firm [REDACTED] aircraft (and the GE Parties and Airbus will enter into a true-up agreement with Airbus with respect to the remaining two optional aircraft), but the GE Parties and Airbus may agree upon a different sharing relationship if necessary to achieve a [REDACTED] allocation.

          If the GE Parties do not elect to provide the GE Financing on or before the Finance Notice Date, then the merged airline will have the right to elect, in its sole discretion and on written notice delivered to the GE Parties within [REDACTED] days after the Finance Notice Date, to either (i) take delivery of the [REDACTED] aircraft under the Airbus order equipped with [REDACTED], without the GE Financing, or
          (ii) terminate the agreement with the GE Parties regarding the delivery of the [REDACTED] aircraft with [REDACTED], whereupon (and only upon delivery of the foregoing written notice) the combined airline will be free to enter into any agreement with an alternative provider of [REDACTED] incident to the Airbus order, with no further obligations to equip such [REDACTED] aircraft with [REDACTED].

          [REDACTED]

     11. In consideration of the concessions offered by GEES and GEES--Dallas described in this term sheet, US Airways and Group agree that, in the event that Group assumes the [REDACTED] Purchase agreement dated as of [REDACTED], between [REDACTED] and Group, Group's pending order for the [REDACTED] aircraft provided for therein will be equipped with [REDACTED]. This paragraph is subject to the agreement of [REDACTED] (which shall be confirmed by the signature of [REDACTED] on this term sheet) that upon any extension of or delay in the delivery schedule for [REDACTED] family aircraft (the "[REDACTED] Aircraft") agreed to between Group and [REDACTED], the special allowance detailed in that certain Letter Agreement [REDACTED], between [REDACTED] and Group (the "GTA"), shall remain available to Group, as provided for in the GTA, upon delivery of each of such [REDACTED] Aircraft during such extension period, and that the [REDACTED] shall otherwise remain in full force and effect in accordance with the terms thereof.

     12. Without prejudice to the respective obligations of GEES and GEES--Dallas under the Agreements, which shall at all times remain in full force and effect subject to their terms, the parties acknowledge that GEES and GEES--Dallas shall not be liable for compliance with engine return conditions provided for in any lease or other agreements of US Airways or America West with respect to Engines maintained under the Agreements.

     13. The terms and conditions contained in this term sheet comprise a non-severable package of concessions and incentives, made and given in the context of the continuing agreements between the GE Parties and US Airways, Group or America West and/or their respective affiliates. Therefore, any default under any GE Obligation which is not excepted under paragraph 1(A) hereof, owed to, or affecting any guaranty of, those certain GE Parties comprised of General Electric Company, GE Transportation Component, and all affiliates of General Electric Company reporting to its GE Transportation Component ("GE Transportation Obligations") shall constitute a default under all other GE Transportation Obligations. Without limiting the rights and remedies of the GE Parties at law or in equity, upon the occurrence of any default with respect to the GE Transportation Obligations, all charges waived by GEES and GEES--Dallas under this term sheet, the outstanding balance of the Deferred Obligations, and the outstanding balance of the Deferred Charges under the CFM56-5 Agreement, as may be adjusted as provided herein, shall become immediately due and payable.

     14. The parties hereto acknowledge that this term sheet and the exhibits annexed hereto and the Agreements contain commercially sensitive and proprietary information. Each of the parties agrees to keep this information strictly confidential and agrees to disclose it to no person other than: (A) their respective boards(s) of directors; (B) employees working on the subject matter of this term sheet; (C) professional advisors advising them concerning the subject matter of this term sheet provided that US Airways, Group, America West and such outside professional advisors execute, or have executed, a confidentiality agreement in form and substance acceptable to GEES and GEES--Dallas; (D) the ATSB, provided that US Airways and America West shall use commercially reasonable efforts to prevent disclosure of such information under the Freedom of Information Act; (E) the Bankruptcy Court during the course of the Chapter 11 Case, provided, however, that no document shall be filed with the Bankruptcy Court unless either there has been obtained prior to the filing thereof an order of the Bankruptcy Court enabling US Airways to file those portions of the documents under seal or portions of such filed documents designated by GEES and GEES--Dallas are redacted, in each case, as they shall request in their sole discretion; (F) the professional advisors of the Official Committee of Unsecured Creditors (the "Creditors Committee"), but only to the extent that designated portions of such material to be disclosed are redacted, in each case, as GEES and GEES--Dallas shall request in their sole discretion, and (G) any potential debtor-in-possession ("DIP") lender and equity investors provided that such entities shall, in each case prior to disclosure, execute a confidentiality agreement in form and substance acceptable to GEES and GEES--Dallas. A written summary of the transactions approved by GEES and GEES--Dallas in advance of disclosing such summary, may be provided to (i) US Airways' labor unions, (ii) any lender, potential lender, or participant, (iii) any material stakeholder in US Airways' proposed restructuring, (iv) the Creditors' Committee (but only if such summary has been redacted in a manner satisfactory to GEES and GEES--Dallas as provided above) or (v) such other third parties as the parties hereto may mutually agree; provided that such parties described in (i)-(v) above have executed a confidentiality agreement in form and substance acceptable to GEES and GEES--Dallas. The parties agree that the terms of this paragraph will survive any termination, through expiration or otherwise, of this term sheet.

     15. Notwithstanding anything herein to the contrary, the agreement of each of US Airways, Group and America West to the modifications and amendments to the Agreements as set forth herein is subject to the satisfactory review of the US Airways Agreements by America West, and the AWA Agreements by US Airways, as applicable, prior to the approval of the MOU by the Bankruptcy Court, and, subject to paragraph 14 hereof, GEES and GEES--Dallas shall reasonably cooperate with such parties in connection with such review process.

     16. Anything herein to the contrary notwithstanding, the obligations of the applicable parties under each of paragraphs 2 and 6 hereof shall be immediately effective upon the approval of the MOU by the Bankruptcy Court as set forth herein, without regard to the other conditions precedent, as set forth in paragraph 1 hereof.

     17. This term sheet may not be modified or amended in any manner other than in writing duly executed by or on behalf of all of the parties hereto.

     18. This term sheet may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

This term sheet has been executed as of the date first above written.

US AIRWAYS, INC.


By: /s/ Stephen Morrell
    ------------------------------------
Title: Vice President and Treasurer
       ---------------------------------


US AIRWAYS GROUP, INC.


By: /s/ Stephen Morrell
    ------------------------------------
Title: Treasurer
       ---------------------------------


AMERICA WEST AIRLINES, INC.


By: /s/ W. Douglas Parker
    ------------------------------------
Title: Chief Executive Officer
       ---------------------------------


GE ENGINE SERVICES, INC.


By: /s/ Illegible
    ------------------------------------
Title: Vice President
       ---------------------------------


GE ENGINE SERVICES--DALLAS, LP


By: GE Engine Services - Dallas, Inc.
    ------------------------------------
    General Partner


By: /s/ Illegible
    ------------------------------------
Title: Vice President
       ---------------------------------

With respect to paragraph 11, agreement confirmed:

CFM INTERNATIONAL, INC.


By: /s/ Illegible
    ------------------------------------
Title: Finance Director, CFM International
       ---------------------------------

                                    EXHIBIT A

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

                                    EXHIBIT B
[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

                                    EXHIBIT B

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

                                    EXHIBIT C

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]

[REDACTED]

[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
----------   ----------   ----------   ----------   ----------   ----------
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]
[REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]   [REDACTED]